Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
October 31, 1998



Expected B Maturity 7/15/2003


Blended Coupon 5.8269%


Excess Protection Level
3 Month Average   4.95%
October, 1998   6.13%
September, 1998   4.52%
August, 1998   4.18%


Cash Yield18.93%


Investor Charge Offs 4.98%


Base Rate 7.82%


Over 35 Day Delinquency 5.16%


Seller's Interest 8.67%


Total Payment Rate14.28%


Total Principal Balance$39,561,435,127.71


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$3,431,640,609.22